THE PRUDENTIAL SERIES FUND
Diversified Bond Portfolio

Global Portfolio

High Yield Bond Portfolio

Supplement dated June 26, 2017 to the

Currently Effective Prospectus

This supplement should be read in conjunction with the currently effective Prospectus for The Prudential Series Fund (the Trust) and should be retained for future reference. The portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have meanings given to them in the Trust Prospectus.

A.	Global Portfolio: Revision to Portfolio Fees and Expenses

The Prospectus for the Global Portfolio is revised as follows, effective June 1, 2017:

I.	The following table hereby replaces the Annual Portfolio Operating Expenses table in the “PORTFOLIO FEES AND EXPENSES” section of the Summary Section of the Prospectus relating to the Global Portfolio:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*
Class I Shares
Management Fees	0.75%
+Distribution and/or Service Fees (12b-1 Fees)	None
+Other Expenses	0.06%
=Total Annual Portfolio Operating Expenses	0.81%
-Fee Waiver and/or Expense Reimbursement	- 0.02%
=Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.79%

*Differences in the Total Annual Portfolio Operating Expenses shown in the table above and in the Portfolio’s Financial Highlights are attributable to changes in management fees, waivers and/or expense limitations during the most recently completed fiscal year.

(1) PGIM Investments LLC (PGIM Investments or the Manager) has contractually agreed to waive 0.022% of its investment management fee through June 30, 2018. The Manager has also contractually agreed to waive an additional 0.002% of its investment management fee through June 30, 2018. These arrangements may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

II.	The following table hereby replaces the “EXAMPLE” table in the “PORTFOLIO FEES AND EXPENSES” section of the Summary Prospectus relating to the Global Portfolio:

	1 Year	3 Years	5 Years	10 Years
Global Class I Shares	$83	$254	$441	$980

B.	High Yield Bond Portfolio: Portfolio Manager Removal

Effective June 30, 2017, Michael J. Collins, CFA will no longer serve as a portfolio manager responsible for the day-to-day management of the High Yield Bond Portfolio. Robert Cignarella, CFA, Terence Wheat, CFA, Robert Spano, CFA, CPA, Ryan Kelly, CFA, Brian Clapp, CFA and Daniel Thorogood, CFA will continue to serve as portfolio managers for the High Yield Bond Portfolio.

To reflect this change, the Prospectus is hereby revised as follows, effective June 30, 2017:

I.	All references and information pertaining to Michael J. Collins, CFA with respect to the High Yield Bond Portfolio are hereby removed.

C.	Diversified Bond Portfolio: Revision to Investment Strategy related to Collateralized Debt Obligations

The Board of Trustees of the Trust recently approved an increase in the ability of the Diversified Bond Portfolio to invest in collateralized debt obligations (CDOs), including collateralized loan obligations (CLOs), from 5% of the Diversified Bond Portfolio’s net assets to 20% of the Diversified Bond Portfolio’s net assets. This change is effective on June 30, 2017.

To reflect this change, the Prospectus is hereby revised as follows, effective June 30, 2017:

I.	The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – DIVERSIFIED BOND PORTFOLIO” is hereby revised by replacing the first bullet point related to CDOs with the following:

• CDOs (including CLOs) and other credit-related asset-backed securities. No more than 20% of the Portfolio's net assets may be invested in CDOs. Within this limitation, the Portfolio will primarily invest in CDOs rated AAA or AA by a major rating service.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PSFSTATSUP1